THE SARATOGA ADVANTAGE TRUST (the “Trust”)

Supplement dated November 24, 2021 to the

Trust’s Class A Shares Prospectus Dated December 28, 2020 (the “Prospectus”)

Conservative Balanced Allocation Portfolio	SCAAX	Large Capitalization Growth Portfolio	SLGYX
Moderately Conservative Balanced Allocation Portfolio	SMACX	Mid Capitalization Portfolio	SPMAX
Moderate Balanced Allocation Portfolio	SMPAX	Small Capitalization Portfolio	SSCYX
Moderately Aggressive Balanced Allocation Portfolio	SAMAX	International Equity Portfolio	SIEYX
Aggressive Balanced Allocation Portfolio	SABAX	Health & Biotechnology Portfolio	SHPAX
U.S. Government Money Market Portfolio	SGAXX	Technology & Communications Portfolio	STPAX
Investment Quality Bond Portfolio	SQBAX	Financial Services Portfolio	SFPAX
Municipal Bond Portfolio	SMBAX	Energy & Basic Materials Portfolio	SBMBX
Large Capitalization Value Portfolio	SLVYX

Reference is made to the section entitled “APPENDIX A”, subsection “Intermediary-Specific Sales Charge Waivers and Discounts”, in the Prospectus. The following is added to this section:

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

This Supplement updates and supersedes any contrary information contained in the Prospectus or any supplements thereto with respect to the Portfolios.

Please retain this supplement for future reference.